EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Cavalier Homes, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ended June 26, 2009 (“Report”), I, Bobby Tesney, President and Chief Executive Officer, and I, Michael R. Murphy, Chief Financial Officer, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2009	By:	/s/ BOBBY TESNEY
Bobby Tesney President and Chief Executive Officer
Date: July 23, 2009	By:	/s/ MICHAEL R. MURPHY
Michael R. Murphy Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cavalier Homes, Inc. and will be retained by Cavalier Homes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.